LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 0 9

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this third quarter report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the period ended September 30, 2009. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

As of September 30, 2009, the Fund’s net asset value (“NAV”) performance year-to-date lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), in a period of global market strength. However, we are pleased with LGI’s favorable NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2009)

During the third quarter of 2009, the Fund’s NAV increased 16.1%, underperforming the Index return of 17.5%. The year-to-date NAV return (ended September 30, 2009) of 20.2% also lagged the Index return of 24.9%. However, over the last three years, the NAV annualized loss of 2.5% outperformed the Index decline of 4.4%. Similarly, the Fund’s since inception annualized NAV gain of 4.8% has also outpaced the Index, which gained 3.1% over the same period. Shares of LGI ended the third quarter of 2009 with a market price of $14.17, representing a 14.5% discount to the Fund’s NAV of $16.58.

The Fund’s net assets were $159.2 million as of September 30, 2009, with total leveraged assets of $208.6 million, representing a 23.7% leverage rate. This leverage rate is an increase from the level at the end of the second quarter (of 17.9%), but well below the Fund’s historical level since inception (of approximately 30%). Recall that we actively reduced the leverage level for LGI (and thereby, the exposure to the local currency and debt portfolio) in the second half of 2008, and since then we have begun to redeploy that capital slowly, beginning in April 2009, and, thereby, increase leverage again.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception. Within the global equity portfolio, stock selection in the consumer staples and health care sectors helped performance during the quarter, while a high exposure to, and stock selection in, the information technology sector, and stock selection in the diversified financials and banks segments of the financials sector detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund managed to produce a very strong positive performance during the third quarter in a recovering global market environment. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of September 30, 2009, 73.0% of the Fund’s total leveraged assets consisted of global equities and 26.5% consisted of emerging market currency and debt instruments, while the remaining 0.5% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s level distribution policy, in September the Fund declared a monthly distribution of $0.07594 per share on the Fund’s outstanding company stock. The annualized dividend distribution amount equals 6.25% of the Fund’s net asset value per share as of December 31, 2008, which was $14.58. The current distribution rate is 6.4%, based on the annualized current distribution and the share price of $14.17 at the close of NYSE trading on September 30, 2009. It is expected that a substantial portion of the 2009 distributions will be a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics including notices pursuant to Section 19(a) of the Investment Company Act of 1940. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(73.0% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S. based company that provides financial products and services for institutions and individuals worldwide; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2009, 41.4% of these stocks were based in North America, 28.2% were based in Continental Europe (not including the United Kingdom), 20.9% were from the United Kingdom, 6.2% were from Japan, and 3.3% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2009, were financials (20.8%), which includes banks, insurance companies, and financial services companies, and health care (18.1%), a sector that encompasses industries involved in providing health care equipment, services, and technology. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, information technology, industrials, materials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 2.8% as of September 30, 2009.

Global Equity Markets Review
Optimism about the outlook for the global economy led to an extended rally in virtually all assets during the third quarter, and stock markets continued their strong rally after bottoming in March of this year. However, while global stocks have risen significantly, they remain well below the peak reached in October 2007. Yields on short-dated government paper remained low on expectations that policymakers around the world will continue to be committed to maintaining a stimulative monetary policy. In the U.S., the housing market showed further signs of stabilization, helped by government incentives for first-time home buyers and low borrowing costs. The recent pickup in home sales and prices also indicated that the housing slump is easing. However, cause for concern remained due to weakness in consumer spending and uncertainty over the outlook for the labor market. European stocks were among the strongest performers, as France and Germany, the two largest economies in the region, returned to economic growth in the second quarter. Signs of recovery in the housing market in the UK also set a positive tone for its stock market, with financial stocks leading the rally. Asian markets followed their U.S. and European peers higher, partially supported by a rebound in Chinese stocks, as the economy in China appeared to gather speed. Equities in Japan, however, lagged amid uncertainty over the new government’s economic policy. The strengthening yen also fueled concern about the country’s export-dependent economy. By sector, financial stocks performed strongly, as credit and financial markets continued to normalize and low funding costs continued to help profitability. The materials sector also performed well, as improving sentiment regarding global growth, including China’s prospects, boosted commodity prices. Meanwhile, the utilities and energy sectors underperformed during the quarter. In the currency markets, the U.S. dollar weakened relative to both the euro and the Japanese yen. Several comments by the new government

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

in Japan spurred speculation that it would not oppose a strong yen, which further moved the currency near multi-month highs. The pound sterling was also weak amid continued loose monetary and fiscal policy and remarks by a central bank official that appeared to indicate a weaker currency. The high-yield portion of the global equity markets continued to perform well, as it has since the market bottomed in March 2009.

What Helped and What Hurt LGI
A high exposure to, and stock selection in, the information technology sector detracted from portfolio performance. Positions such as Nokia, IBM, Microsoft, and Oracle hurt performance. Stock selection in the financials sector was more mixed. In the insurance segment, strong performance by Zurich Financial Services contributed to returns, while exposure to the diversified financials and banks segments detracted from performance, as Sumitomo Mitsui Financial Group and Nomura Holdings underperformed. In contrast, the portfolio benefited from stock selection in the consumer staples sector, as positions in Diageo and Heineken contributed to performance.

Emerging Market Currency and Debt Portfolio
(26.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2009, this portfolio consisted of forward currency contracts (51.7%), sovereign debt obligations (45.5%), and a structured note (2.8%). The average duration of the emerging market currency and debt portfolio decreased from approximately 1.8 years to approximately 10.3 months during the quarter, with an average yield on these instruments of 6.6%2 as of quarter end.

Note that, during the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s exposure to the currency and debt portfolio. Subsequently, we have begun to redeploy that capital slowly, beginning in April 2009, and, thereby, increase leverage again. Also, we have significantly reduced the duration on the invested portion of capital, taking profits following the previous quarter’s bond purchases.

Emerging Market Currency and Debt Market Review
The third quarter was characterized by a continuation of the improved risk appetite and positive market sentiment that emerged during the second quarter. The rapid moderation of the credit crunch was especially visible in the TED spread’s (the spread between inter-bank loans and short-term U.S. government debt) contraction, from last year’s explosive 450 basis points to a more typical 20 basis points, and in the continued rally in global credit and in equities, especially bank stocks. The large borrowing needs of the U.S. occupied the market’s attention, and with increasing concern about the large holdings of U.S. assets by global central banks, the dollar faced serious pressure. Other major currencies and commodities, such as gold, rallied on the expectation that they would benefit from some foreign exchange (“FX”) reserve diversification and, in the case of the Japanese yen, also due to the rare occurrence of its short-term inter-bank yields rising above those in the U.S. The rebound in risk appetite and fresh focus on the issues plaguing the dollar meant that emerging economies’ capital accounts were robust, experiencing healthy inflows of both cross-border foreign direct investments, as well as overseas portfolio flows. Emerging countries within the Asian region, as well as others around the world, such as Brazil, Chile, and African nations with strong trade and increasing financial linkages with China (through exports of either raw commodities, intermediate goods or machinery), experienced sustained improvement in their trade and financial flow positions.

What Helped and What Hurt LGI
In the third quarter, an improving growth outlook across several emerging market economies, coupled with diminishing market volatility and improved sentiment, were particularly relevant factors behind mater-

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

ial gains realized in Brazil, Indonesia, Turkey, and Poland. These four countries were the top contributors to quarterly results. Certainly, the position rebuilding across frontier markets (i.e., Zambia, Ghana, Uganda, and Egypt) helped too, especially as Zambia and Uganda produced the highest quarterly return on invested capital. Good intra-regional country selection produced tangible benefits; both Poland and Indonesia were the heaviest weights in their respective regions, and indeed outperformed their neighbors. Lastly, rising oil prices alongside capital account stability yielded a hefty quarterly return on the ruble NDF (non-deliverable forward currency contract) position.

The powerful investor sentiment shift, which buoyed global risk assets, benefited some local currency markets that we believe face structural financing and policy challenges (i.e., South Africa and Colombia), to which we maintained no exposure, thereby limiting our upside. These two relatively high-yielding currencies attracted capital inflows during the third quarter and rallied. Elsewhere, strong FX market intervention out of Asian central banks prevented upside on our renewed exposures to open, export-sensitive Asian economies. Specifically, positions in the Taiwanese dollar and South Korean won hurt performance.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

LGI at Market Price	$11,037
LGI at Net Asset Value	12,887
MSCI World Index	11,797

Average Annual Total Returns*
Periods Ended September 30, 2009
(unaudited)

	One Year	Three Years	Five Years	Since Inception**

Market Price	7.75%	(3.51)%	(3.73)%	1.83%
Net Asset Value	(5.53)	(2.52)	4.87	4.78
MSCI World Index	(2.29)	(4.35)	3.51	3.09

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings September 30, 2009 (unaudited)

Security	Value	Percentage of Net Assets

Microsoft Corp.	$8,450,496	5.3%
JPMorgan Chase & Co.	6,524,623	4.1
Johnson & Johnson	6,350,827	4.0
HSBC Holdings PLC Sponsored ADR	6,274,835	3.9
Diageo PLC Sponsored ADR	6,216,639	3.9
Heineken NV ADR	5,213,616	3.3
Cisco Systems, Inc.	5,188,216	3.3
BP PLC Sponsored ADR	5,168,633	3.2
Singapore Telecommunications, Ltd. ADR	4,978,460	3.1
International Business Machines Corp.	4,640,868	2.9

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
September 30, 2009 (unaudited)

Description	Shares	Value

Common Stocks—95.6%
Finland—1.8%
Nokia Corp. Sponsored ADR	192,800	$2,818,736

France—7.7%
GDF Suez Sponsored ADR	75,981	3,387,993
Sanofi-Aventis ADR (c)	105,200	3,887,140
Societe Generale Sponsored ADR (c)	72,000	1,162,800
Total SA Sponsored ADR	64,000	3,792,640

Total France		12,230,573

Ireland—1.7%
CRH PLC Sponsored ADR	98,300	2,726,842

Italy—1.1%
Eni SpA Sponsored ADR	36,350	1,812,047

Japan—5.9%
Canon, Inc. Sponsored ADR	44,700	1,787,553
Hoya Corp. Sponsored ADR	73,500	1,737,540
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	2,819,520
Nomura Holdings, Inc. ADR	332,600	2,035,512
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	1,088,868

Total Japan		9,468,993

Netherlands—3.3%
Heineken NV ADR	225,600	5,213,616

Singapore—3.1%
Singapore Telecommunications, Ltd. ADR (c)	217,400	4,978,460

Sweden—0.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	1,240,476

Switzerland—12.3%
Credit Suisse Group AG Sponsored ADR	73,400	4,084,710
Nestle SA Sponsored ADR	86,000	3,671,340
Novartis AG ADR	78,900	3,974,982
Roche Holding AG Sponsored ADR (c)	92,400	3,751,440
UBS AG (a)	107,587	1,969,918
Zurich Financial Services AG ADR	92,500	2,196,875

Total Switzerland		19,649,265

United Kingdom—20.0%
BP PLC Sponsored ADR (c)	97,100	5,168,633
Cadbury PLC Sponsored ADR	72,128	3,693,675
Diageo PLC Sponsored ADR (c)	101,100	6,216,639
GlaxoSmithKline PLC Sponsored ADR	80,200	3,168,702
HSBC Holdings PLC Sponsored ADR	109,413	6,274,835
Tesco PLC Sponsored ADR	153,200	2,942,972
Vodafone Group PLC Sponsored ADR	191,712	4,313,520

Total United Kingdom		31,778,976

United States—37.9%
Bank of New York Mellon Corp. (c)	103,600	3,003,364
Bristol-Myers Squibb Co.	92,600	2,085,352
Cisco Systems, Inc. (a), (c)	220,400	5,188,216
ConocoPhillips	32,900	1,485,764
Exxon Mobil Corp.	56,900	3,903,909
General Electric Co.	116,300	1,909,646
International Business Machines Corp.	38,800	4,640,868
Johnson & Johnson (c)	104,300	6,350,827
JPMorgan Chase & Co. (c)	148,896	6,524,623
Microsoft Corp.	326,400	8,450,496
Oracle Corp.	184,300	3,840,812
The Home Depot, Inc.	165,500	4,408,920
United Technologies Corp.	68,900	4,198,077
Wyeth	88,900	4,318,762

Total United States		60,309,636

Total Common Stocks
(Identified cost $161,074,713)		152,227,620

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

	Principal

	Amount

Description	(000) (d)	Value

Foreign Government
Obligations—15.4%
Brazil—3.6%
Brazil NTN-F:
10.00%, 01/01/12	4,500	$2,535,149
10.00%, 01/01/13	5,795	3,171,124

Total Brazil		5,706,273

Egypt—3.5%
Egypt Treasury Bills:
0.00%, 10/13/09	6,900	1,251,080
0.00%, 11/03/09	3,500	631,107
0.00%, 11/10/09	11,600	2,087,873
0.00%, 11/17/09	4,400	790,433
0.00%, 11/24/09	4,900	878,651

Total Egypt		5,639,144

Ghana—1.0%
Ghanaian Government Bonds:
13.50%, 03/29/10	420	272,780
14.00%, 03/07/11	1,000	611,429
13.67%, 06/11/12	1,090	615,921

Total Ghana		1,500,130

Hungary—2.8%
Hungarian Government Bonds:
6.00%, 10/12/11	81,400	430,894
7.25%, 06/12/12	451,400	2,439,499
5.50%, 02/12/14	87,700	439,468
6.75%, 02/24/17	233,760	1,193,747

Total Hungary		4,503,608

Mexico—2.0%
Mexican Bonos:
9.00%, 12/20/12	13,145	1,038,102
8.00%, 12/19/13	16,380	1,246,734
8.00%, 12/17/15	11,500	867,378

Total Mexico		3,152,214

Poland—1.2%
Polish Government Bonds:
5.75%, 03/24/10	1,298	455,867
4.75%, 04/25/12	1,872	645,541
3.00%, 08/24/16	2,215	787,022

Total Poland		1,888,430

Turkey—1.1%
Turkish Government Bond,
10.00%, 02/15/12	2,408	1,809,854

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	676,000	349,090

Total Foreign Government
Obligations
(Identified cost $23,705,154)		24,548,743

Structured Note—1.0%

Colombia—1.0%
JPMorgan Chase & Co.
Colombian Peso Linked Note,
12.84%, 03/05/15
(Identified cost $1,638,000) (e)	1,638	1,543,487

Supranationals—0.4%

Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $837,962)	3,050,000	639,625

Repurchase Agreement—1.6%
State Street Bank and Trust Co.,
0.01%, 10/01/09
(Dated 09/30/09, collateralized by
$2,620,000 United States Treasury
Bill, 0.00%, 03/11/10, with a value of
$2,618,166)
Proceeds of $2,566,001
(Identified cost $2,566,000)	$2,566	2,566,000

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Description	Shares	Value

Short-Term Investment—0.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,145,510)	1,145,510	$1,145,510

Total Investments—114.7%
(Identified cost $190,967,339) (b)		$182,670,985
Liabilities in Excess of Cash
and Other Assets—(14.7)%		(23,425,635)

Net Assets—100.0%		$159,245,350

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2009:

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

CLP	11/02/09	433,358,250	$789,000	$790,655	$1,655	$—
CNY	02/25/10	1,675,137	246,000	245,167	—	833
CNY	05/10/10	2,953,900	439,568	432,767	—	6,801
CNY	05/10/10	12,311,040	1,832,000	1,803,655	—	28,345
CNY	05/10/10	1,018,948	151,000	149,283	—	1,717
COP	10/26/09	2,406,636,000	1,189,637	1,250,915	61,278	—
EUR	10/02/09	584,000	853,574	854,596	1,022	—
EUR	10/07/09	1,832,081	2,471,020	2,680,967	209,947	—
EUR	10/08/09	2,688,000	3,831,074	3,933,472	102,398	—
EUR	10/21/09	584,000	853,560	854,589	1,029	—
EUR	11/06/09	317,000	419,423	463,873	44,450	—
EUR	12/17/09	929,000	1,253,407	1,359,340	105,933	—
GHC	10/09/09	249,122	168,110	171,059	2,949	—
GHC	12/21/09	757,000	491,878	495,151	3,273	—
GHC	01/15/10	193,000	122,735	124,042	1,307	—
GHC	01/25/10	519,870	310,000	331,874	21,874	—
GHC	03/25/10	667,000	373,774	409,533	35,759	—
HUF	11/30/09	21,972,600	108,000	118,167	10,167	—
IDR	10/14/09	6,216,000,000	518,000	641,693	123,693	—
IDR	10/14/09	1,905,750,000	175,000	196,735	21,735	—
IDR	10/16/09	8,136,710,000	782,000	839,657	57,657	—
IDR	11/16/09	7,742,865,000	767,000	794,143	27,143	—
IDR	12/04/09	14,371,440,000	1,398,000	1,468,483	70,483	—
IDR	12/28/09	4,107,600,000	420,000	417,622	—	2,378
IDR	02/19/10	9,005,369,000	865,069	905,883	40,814	—
ILS	10/08/09	17,032,518	4,474,000	4,522,293	48,293	—
ILS	05/11/10	4,729,528	1,212,326	1,255,680	43,354	—
INR	10/13/09	32,492,900	677,500	675,064	—	2,436
INR	10/14/09	38,130,150	787,000	792,124	5,124	—
INR	10/22/09	73,616,670	1,527,000	1,528,438	1,438	—
INR	11/03/09	22,777,560	468,000	472,497	4,497	—
INR	11/25/09	30,200,625	626,959	625,428	—	1,531
INR	12/29/09	31,085,880	644,000	642,034	—	1,966
INR	02/03/10	22,927,320	468,000	472,095	4,095	—
JPY	11/09/09	65,329,694	713,000	727,964	14,964	—
KES	10/15/09	29,769,750	393,000	399,321	6,321	—
KES	10/27/09	17,691,388	235,000	237,303	2,303	—
KRW	10/30/09	1,016,546,600	842,000	862,494	20,494	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2009 (concluded):

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

KRW	11/09/09	1,767,581,900	$1,421,000	$1,499,523	$78,523	$—
KRW	12/17/09	1,081,199,700	882,000	916,745	34,745	—
KWD	10/13/09	434,000	1,511,668	1,514,270	2,602	—
KWD	10/14/09	680,000	2,370,329	2,372,546	2,217	—
MXN	10/05/09	10,837,533	826,000	802,628	—	23,372
MXN	10/05/09	10,568,810	795,000	782,727	—	12,273
MXN	10/05/09	11,395,628	842,000	843,961	1,961	—
MXN	11/17/09	2,837,730	210,000	208,926	—	1,074
MYR	11/23/09	5,579,244	1,606,000	1,608,505	2,505	—
MYR	01/04/10	2,628,347	753,000	756,598	3,598	—
PHP	12/08/09	36,711,360	756,000	769,216	13,216	—
PHP	12/16/09	40,569,420	831,000	849,409	18,409	—
PHP	12/29/09	35,205,990	733,000	736,206	3,206	—
PLN	10/02/09	2,481,763	864,696	864,696	—	—
PLN	10/08/09	17,923,183	6,177,000	6,241,894	64,894	—
PLN	12/17/09	2,161,544	684,163	748,905	64,742	—
PLN	12/17/09	2,097,457	656,584	726,701	70,117	—
PLN	12/17/09	1,466,136	480,181	507,969	27,788	—
RON	11/02/09	2,271,646	788,383	782,630	—	5,753
RUB	10/08/09	22,785,000	713,369	757,801	44,432	—
RUB	10/09/09	28,802,829	957,000	957,729	729	—
RUB	10/13/09	15,557,000	514,519	516,819	2,300	—
RUB	10/14/09	27,623,000	914,760	917,456	2,696	—
TRY	10/19/09	3,191,654	2,151,000	2,144,030	—	6,970
TWD	11/09/09	6,877,500	210,000	215,616	5,616	—
TWD	12/21/09	66,201,600	2,048,000	2,083,183	35,183	—
UGX	10/13/09	887,442,000	419,000	459,315	40,315	—
UGX	11/10/09	355,992,000	168,000	182,367	14,367	—
UGX	11/10/09	520,552,000	248,000	266,667	18,667	—
UGX	12/22/09	647,790,000	330,000	326,820	—	3,180
UGX	12/23/09	867,180,000	388,000	437,351	49,351	—
UGX	12/24/09	430,969,000	203,000	217,277	14,277	—
UGX	12/24/09	300,541,000	146,000	151,521	5,521	—
ZMK	12/18/09	4,124,706,000	762,000	847,618	85,618	—
ZMK	12/21/09	1,079,800,000	200,000	221,564	21,564	—
ZMK	12/28/09	3,200,710,000	593,824	654,466	60,642	—
ZMK	01/11/10	699,665,000	124,717	142,183	17,466	—

Total Forward Currency Purchase Contracts			$68,175,807	$69,979,894	$1,902,716	$98,629

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2009 (unaudited)

Forward Currency Sale Contracts open at September 30, 2009:

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	12/28/09	1,425,900	$776,000	$793,198	$—	$17,198
COP	10/26/09	1,297,982,000	644,000	674,662	—	30,662
COP	10/26/09	2,777,958,000	1,413,000	1,443,920	—	30,920
COP	11/27/09	1,381,760,000	508,000	715,253	—	207,253
EUR	10/02/09	586,013	864,696	857,541	7,155	—
EUR	10/08/09	1,047,000	1,491,556	1,532,122	—	40,566
EUR	10/21/09	4,214,000	6,212,283	6,166,501	45,782	—
EUR	10/21/09	584,000	853,560	854,589	—	1,029
EUR	10/30/09	2,980,000	4,355,181	4,360,726	—	5,545
EUR	11/02/09	533,000	788,383	779,954	8,429	—
EUR	12/17/09	484,000	684,163	708,203	—	24,040
EUR	12/17/09	466,412	656,584	682,468	—	25,884
EUR	12/17/09	336,000	480,181	491,645	—	11,464
GHC	10/09/09	608,017	412,523	417,494	—	4,971
HUF	10/08/09	741,968,640	3,831,074	4,026,526	—	195,452
HUF	11/06/09	94,339,200	419,423	509,264	—	89,841
HUF	11/30/09	21,972,600	112,970	118,167	—	5,197
ILS	05/11/10	4,729,528	1,138,000	1,255,681	—	117,681
JPY	10/30/09	79,668,649	872,436	887,687	—	15,251
JPY	11/09/09	144,835,704	1,565,791	1,613,893	—	48,102
JPY	12/17/09	74,625,478	822,773	831,760	—	8,987
JPY	12/21/09	195,580,196	2,044,642	2,179,965	—	135,323
MXN	10/05/09	6,200,078	465,000	459,178	5,822	—
MXN	11/09/09	19,664,060	1,427,000	1,449,353	—	22,353
PLN	10/07/09	8,208,271	2,471,020	2,858,818	—	387,798
PLN	12/17/09	4,259,001	1,253,407	1,475,606	—	222,199
TRY	10/19/09	517,668	350,000	347,749	2,251	—
ZMK	12/18/09	1,286,208,000	264,000	264,313	—	313

Total Forward Currency Sale Contracts			$37,177,646	$38,756,236	69,439	1,648,029

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$1,972,155	$1,746,658

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2009 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $190,967,339, aggregate gross unrealized appreciation was $18,079,153, aggregate gross unrealized depreciation was $26,375,507, and the net unrealized depreciation was $8,296,354.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, this security may only be traded among “qualified institutional buyers.” At September 30, 2009, it amounted to 1.0% of net assets and is not considered to be liquid. Principal amount denominated in U.S. dollars. Rate shown reflects current yield as of September 30, 2009.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:
BRL	—	Brazilian Real	KRW	—	South Korean Won
CLP	—	Chilean Peso	KWD	—	Kuwaiti Dinar
CNY	—	Chinese Renminbi	MXN	—	Mexican New Peso
COP	—	Colombian Peso	MYR	—	Malaysian Ringgit
EUR	—	Euro	PHP	—	Philippine Peso
GHC	—	Ghanaian Cedi	PLN	—	Polish Zloty
HUF	—	Hungarian Forint	RON	—	New Romanian Leu
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KES	—	Kenyan Shilling	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco	7.2%
Banking	15.7
Computer Software	7.7
Drugs	13.3
Energy Integrated	10.2
Financial Services	2.5
Food & Beverages	4.6
Gas Utilities	2.1
Housing	1.7
Insurance	1.4
Manufacturing	3.8
Medical Products	4.0
Retail	4.6
Semiconductors & Components	2.2
Technology Hardware	8.7
Telecommunications	5.9

Subtotal	95.6
Foreign Government Obligations	15.4
Structured Note	1.0
Supranationals	0.4
Repurchase Agreement	1.6
Short-Term Investment	0.7

Total Investments	114.7%

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

The Fund adopted provisions surrounding Fair Value Measurements and Disclosures, effective January 1, 2008. Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2009 (unaudited)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2009

Assets:
Common Stocks	$152,227,620	$—	$—	$152,227,620
Foreign Government Obligations
Ghana	—	615,921	884,209	1,500,130
Uganda	—	—	349,090	349,090
Other	—	22,699,523	—	22,699,523
Structured Note	—	—	1,543,487	1,543,487
Supranationals	—	—	639,625	639,625
Repurchase Agreement	—	2,566,000	—	2,566,000
Short-Term Investment	—	1,145,510	—	1,145,510
Other Financial Instruments*
Forward Currency Contracts	—	1,972,155	—	1,972,155

Total	$152,227,620	$28,999,109	$3,416,411	$184,643,140

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(1,746,658)	$—	$(1,746,658)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Net Purchases/ (Sales)	Net Transfers In/(Out) of Level 3	Balance as of September 30, 2009	Net Change in Unrealized Appreciation from Investments Held at September 30, 2009

Corporate
Bonds	$937,154	$(229)	$(778,866)	$730,953	$(889,012)	$—	$—	$—
Foreign
Government
Obligations	1,631,136	37,507	—	643,432	1,456,373	(2,535,149)	1,233,299	643,432
Structured Notes	6,218,404	1,379	548,038	220,465	(5,444,799)	—	1,543,487	220,465
Supranationals	576,033	8,733	—	54,859	—	—	639,625	54,859

Total	$9,362,727	$47,390	$(230,828)	$1,649,709	$(4,877,438)	$(2,535,149)	$3,416,411	$918,756

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (68)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles Carroll (49)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2010
Independent Directors:

Kenneth S. Davidson (64)	Director

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011
Independent Director:

Richard Reiss, Jr. (65)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (49)	Director	Chief Executive Officer of the Investment Manager

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (36)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (34)	Assistant Treasurer	Fund Administration Manager of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.